Goodwill and Intangible Assets, Net (Intangible Assets, Net) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Goodwill and Intangible Assets, Net [Abstract]
Patent registration costs	$ 2,077	$ 1,959
IPR&D	1,002	1,002
Intangible assets at cost	3,079	2,961
Accumulated amortization and impairment	2,284	2,033
Total intangible assets, net	$ 795	$ 928